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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Act of 1934

Date of Report: April 28, 2003
Date of Earliest Event Reported: April 24, 2003

Commission file number 1-6450

GREAT LAKES CHEMICAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	95-1765035
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

500 EAST 96TH STREET, SUITE 500
INDIANAPOLIS, INDIANA 46240
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 317-715-3000

Item 7.    Financial Statements and Exhibits

  (c.)
  Exhibit 99(i) Press release dated April 24, 2003.

Item 9.    Regulation FD Disclosure

        The following information is being furnished pursuant to Item 12 of Form 8-K, "Results of Operations and Financial Condition" and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

        On April 24, 2003, Great Lakes Chemical Corporation issued a press release announcing first quarter 2003 results. A copy of this release has been included as Exhibit 99(i).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 28, 2003	By:	/s/ WILLIAM L. SHERWOOD William L. Sherwood Vice President and Corporate Controller

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES